UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2024

AUDACY, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	001-14461	23-1701044
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2400 Market Street, 4th Floor Philadelphia, Pennsylvania	19103
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 660-5610

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

As previously disclosed, Audacy, Inc. (the “Company”) and certain of its direct and indirect subsidiaries (together with the Company, the “Debtors”) are in the process of implementing a comprehensive debt restructuring (the “Restructuring”) of the Debtors to equitize approximately $1.6 billion of the Debtors’ funded debt. The Restructuring will be effectuated through a joint prepackaged plan of reorganization (as amended from time to time, the “Plan”) of the Debtors, which received support from all of the Debtors’ first lien and second lien debtholders that voted on the Plan and was confirmed by the United States Bankruptcy Court for the Southern District of Texas, Houston Division (the “Bankruptcy Court”) on February 20, 2024. The Plan’s effectiveness is subject to certain conditions, including the receipt of approval from the Federal Communications Commission. The Company continues to anticipate that the Plan will become effective and the Company will emerge from Chapter 11 protection by the end of the third quarter of 2024.

Information filed with the Bankruptcy Court in connection with the Restructuring is also accessible on the website of Audacy’s claims and noticing agent at https://dm.epiq11.com/Audacy. Such information is not part of this Current Report on Form 8-K.

Item 1.01	Entry into a Material Definitive Agreement.

Forbearance to DIP Credit Facility

On August 15, 2024, Audacy Capital Corp., entered into a Forbearance Agreement (the “DIP Forbearance Agreement”) with Wilmington Savings Fund Society, FSB, as administrative agent, the guarantors party thereto and each of the lenders (constituting the “DIP Lenders”) party thereto under the Senior Secured Superpriority Debtor-in-Possession Credit Agreement, dated as of January 9, 2024 (as amended, restated, amended and restated, supplemented and/or otherwise modified from time to time prior to the date hereof, the “DIP Credit Agreement”). Pursuant to the DIP Forbearance Agreement, the DIP Lenders agreed to refrain from exercising any of their rights or remedies under the DIP Credit Agreement with respect to an event of default resulting from the occurrence of the maturity date provided under the DIP Credit Agreement, or August 19, 2024 (the “Maturity Date Default”) or failure to comply with a milestone requiring the effective date of the Plan to occur no later than August 19, 2024 (the “Milestone Default” and together with the Maturity Date Default, collectively, the “Specified DIP Defaults”), until the earlier of (a) September 30, 2024 at 5:00 pm (New York City time) and (b) the date on which any event of termination under the Forbearance Agreement occurs. Such event of termination includes, but is not limited to, failure of the parties to comply with any term or condition of the Forbearance Agreement and, other than the Specified DIP Defaults, any event of default occurring under the Company’s loan documents, including the DIP Credit Agreement and related court order.

The foregoing summary of the DIP Forbearance Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the DIP Forbearance Agreement, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.1, and is incorporated herein by reference.

Limited Waiver and Amendment to Post-Petition Receivables Facility

On August 15, 2024, Audacy Receivables, LLC, Audacy Operations, Inc. and the Company entered into a Limited Waiver Agreement (“Limited Waiver”) with DZ BANK AG Deutsche Zentral-Genossenschaftsbank, Frankfurt am Main, and Autobahn Funding Company LLC, to (i) waive certain events of default under the post-petition receivables facility resulting from the occurrence of an event of default and the maturity date under the DIP Credit Agreement, specifically the Specified DIP Defaults (the “Specified RPA Defaults”) and (ii) refrain from exercising any rights or remedies with respect to the Specified RPA Defaults, in each case, with effect until the end of the limited waiver period, which is defined as the period commencing on the effective date of the Limited Waiver and ending on the earlier of (a) September 30, 2024 at 5:00 pm (New York City time) and (b) the date on which any event of termination under the Limited Waiver occurs. Such event of termination includes, but is not limited to, failure of the parties to comply with any term or condition of the Limited Waiver, any event of default occurring under the RPA (as defined below) other than the Specified RPA Defaults, and any termination of the forbearance period under the DIP Forbearance Agreement.

Further, on August 15, 2024, the parties to the Limited Waiver entered into Amendment No. 1 (the “RPA Amendment”) to the Amended and Restated Receivables Purchase Agreement, dated as of January 9, 2024 (as amended, restated, supplemented, assigned or otherwise modified from time to time, the “RPA”) to extend the revolving period end date under the RPA, which was set to occur on the maturity date under the DIP Credit Agreement, or August 19, 2024, until the termination of the limited waiver period noted above.

The foregoing summaries of the Limited Waiver and the RPA Amendment do not purport to be complete and are qualified in their entirety by reference to the full text of such agreements, which are attached hereto as Exhibits 10.2 and 10.3, respectively, and are incorporated herein by reference.

Bankruptcy Court Approval of DIP Forbearance Agreement, Limited Waiver and RPA Amendment

On August 15, 2024, the Bankruptcy Court authorized the Debtors to enter into (a) the DIP Forbearance Agreement and (b) the Limited Waiver and RPA Amendment, each as described above. Such agreements are expected to preserve the status quo through September 30, 2024, provide the Debtors additional time to emerge from Chapter 11 protection, and ensure continued access to financing without requiring the payment of fees or any accrued default interest.

Extension to Restructuring Support Agreement

As previously announced, on January 4, 2024, the Debtors entered into a Restructuring Support Agreement (the “RSA”) with (i) consenting first lien lenders holding approximately 82.2% of the outstanding first lien loans under the Company’s prepetition credit agreement (the “First Lien Lenders”); and (ii) consenting second lien noteholders holding approximately 73.6% of the outstanding principal amount of the Company’s senior secured second-lien notes (the “Second Lien Noteholders”). On August 12, 2024, pursuant to Section 3 of the RSA and consistent with the DIP Forbearance Agreement, the First Lien Lenders and the Second Lien Noteholders agreed to extend the Plan Effective Date (as defined in the RSA) milestone through and including September 30, 2024.

Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based upon current expectations and are subject to certain risks and uncertainties, including the Company’s expected timing on Plan effectiveness and Chapter 11 emergence. Additional information and key risks applicable to these statements are described in the Company’s reports on Forms 8-K, 10-Q and 10-K and other filings the Company makes with the SEC. All of the forward-looking statements in this Current Report on Form 8-K are qualified by these cautionary statements, and actual results or developments may differ materially from those in these forward-looking statements. The Company assumes no obligation to publicly update or revise any forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Title

10.1	Forbearance Agreement, dated as of August 15, 2024, by and among Audacy Capital Corp., the guarantors party thereto, Wilmington Savings Fund Society, FSB, as administrative agent, and the lenders party thereto.

10.2	Limited Waiver Agreement, dated as of August 15, 2024, by and among Audacy Receivables, LLC, Audacy Operations, Inc., Audacy, Inc., DZ Bank AG Deutsche Zentral-Genossenschaftsbank, Frankfurt am Main, and Autobahn Funding Company LLC.

10.3	Amendment No. 1 to Amended and Restated Receivables Purchase Agreement, dated as of August 15, 2024, by and among Audacy Receivables, LLC, Autobahn Funding Company LLC, DZ BANK AG Deutsche Zentral-Genossenschaftsbank, Frankfurt AM Main and Audacy Operations, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Audacy, Inc.

By:	/s/ Andrew P. Sutor, IV
Andrew P. Sutor, IV
Executive Vice President

Dated: August 15, 2024